SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                        HUBCO, INC.
(Name of Registrant as Specified in its Charter)

                        HUBCO, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
[  ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of security to which transaction applies:
     _____________________________________________________________

  2) Aggregate number of securities to which transaction applies:
     _____________________________________________________________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     _____________________________________________________________

  4) Proposed maximum aggregate value of transaction:
     _____________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:
     _____________________________________________________________

  2) Form, Schedule or Registration Statement No.:
     _____________________________________________________________

  3) Filing Party:
     _____________________________________________________________

  4) Date Filed:
     _____________________________________________________________

HUBCO, INC.
3100 Bergenline Avenue
Union City, New Jersey  07087

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 22, 1994

     Notice is hereby given that the Annual Meeting of Shareholders of HUBCO, Inc (the "Corporation") will be held at Schuetzen Park, 3167 Kennedy Boulevard, North Bergen, New Jersey, 07047 on Tuesday, March 22, 1994 at 11:00 a.m. for the purpose of considering and voting upon the following matters:

(i) The election of the three persons named in the accompanying Proxy Statement to serve as directors of the Corporation for the terms specified in the Proxy
          Statement.

(ii) Approval of the 1993 Stock Option Program for the Statewide Division which provides for options to purchase up to 223,611 shares of the Corporation's common stock to be issued to certain employees, advisory board members and directors of the Corporation or any of its subsidiaries who were previously associated with Statewide Savings Bank, S.L.A., as more fully set forth in the Proxy Statement.

(iii) Approval of the Recognition and Retention Plan for the Statewide Division of Hudson United Bank, which provides for the issuance of up to 111,806 shares of the Corporation's common stock for the benefit of certain employees, advisory board members and directors of the Corporation or any of its subsidiaries who were previously associated with Statewide Savings Bank, S.L.A., as more fully set forth in the Proxy Statement.

(iv) Such other business as may properly come before the Meeting.

     Shareholders of record at the close of business on February 18, 1994 are entitled to notice of and to vote at the meeting. Whether or not you contemplate attending the meeting, please execute the enclosed proxy and return it to the Corporation. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Corporation a later-dated proxy or by delivering a written notice of revocation to the Corporation.

                              By Order of the Board of Directors

                              D. LYNN VAN BORKULO-NUZZO
                              Vice President and Secretary

March 1, 1994
           IMPORTANT--PLEASE MAIL YOUR PROXY PROMPTLY
HUBCO, Inc.

3100 Bergenline Avenue
Union City, New Jersey 07087
____________________________

PROXY STATEMENT
DATED MARCH 1, 1994

GENERAL PROXY STATEMENT INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of HUBCO, Inc (the "Corporation" or "HUBCO") of proxies for use at the Annual Meeting of Shareholders of the Corporation to be held at Schuetzen Park, 3167 Kennedy Boulevard, North Bergen, New Jersey, 07047, on Tuesday, March 22, 1994, at 11:00 a.m. local time. The business expected to be voted upon at the Annual Meeting is (a) the election of the three persons named in this proxy statement to serve as directors for the terms specified herein; (b) approval of the 1993 Stock Option Program for the Statewide Division (the "Program"), which provides for options to purchase up to 223,611 shares of the Corporation's common stock to be issued to certain employees, advisory board members and directors of the Corporation or any of its subsidiaries; and (c) approval of the Recognition and Retention Plan for the Statewide Division of Hudson United Bank (the "RRP"), which provides for issuance of up to 111,806 shares of the Corporation's common stock for the benefit of certain employees, advisory board members and directors of the Corporation or any of its subsidiaries. The Program and the RRP are hereinafter collectively referred to as the "Plans". This proxy statement is first being mailed to shareholders on approximately March 1, 1994.

     The Corporation has entered into an agreement providing for the acquisition of Statewide Savings Bank, S.L.A. ("Statewide Savings") by the Corporation in a merger conversion transaction (the "Merger Conversion"). Statewide Savings is presently a mutual savings association without stock ownership. As part of the Merger Conversion, the Corporation has agreed to provide certain benefits to Statewide Savings' directors, officers and employees. Pursuant to such agreement, the Board of Directors has approved both the Program and the RRP. Each of the Program and the RRP will become effective as of the effective date of the Merger Conversion. The Program and the RRP are being presented to the shareholders of the Corporation for their approval in order to (i) obtain favorable treatment under Section 16(b) of the Securities Exchange Act of 1934 (the "Act"); and (ii) ensure continued listing of the Corporation's Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System. Failure to obtain shareholder approval will not affect the validity of either the Program or the RRP and the right to receive grants under either plan. Failure to obtain shareholder approval may, however, prevent the grantees under the Plans from receiving favorable treatment under Section 16(b) of the Act and may result in the delisting of the Corporation's Common Stock from the NASDAQ National Market System. The Merger Conversion is presently awaiting Regulatory approval and Shareholder approval is being sought for the Plans in advance of such approval.

Outstanding Securities and Voting Rights

     The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting is February 18, 1994. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the Annual Meeting.

     On the record date, 6,490,580 shares of common stock, without par value, were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote per share. At the Annual Meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and the Corporation's certificate of incorporation and bylaws, abstentions and broker non-votes are counted for purposes of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholder meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Approval of the Program and the approval of the RRP require the affirmative vote of a majority of those shares present or represented at the annual meeting and entitled to vote. Where state law or the Corporation's certificate of incorporation or bylaws require that the matter voted upon be approved by a specified percentage of the outstanding shares, then abstentions and broker non-votes have the same effect as negative votes.

     All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the three nominees named in this Proxy Statement, the approval of the Program and the approval of the RRP, unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion.

Revocability of Proxies

     Any shareholder giving a proxy has the right to attend and to vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by filing a later-dated proxy or a written revocation if it is sent to the Secretary of the Corporation, D. Lynn Van Borkulo-Nuzzo, at 3100 Bergenline Avenue, Union City, New Jersey, 07087, and is received by the Corporation in advance of the Annual Meeting. A proxy may be revoked at the Annual Meeting by filing a later-dated proxy or a written notice of revocation with the Secretary of the Meeting prior to the voting of such proxy.

Solicitation of Proxies

     This proxy solicitation is being made by the Board of Directors of the Corporation and the cost of the solicitation will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Corporation and Hudson United Bank, the Corporation's wholly-owned subsidiary, who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Corporation will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

               PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Corporation's certificate of incorporation and its bylaws authorize a minimum of 5 and a maximum of 25 directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at 8.

     Pursuant to the Certificate of Incorporation, the directors of the Corporation are divided into three classes and each class is elected to serve for staggered three-year terms.

     Messrs. Burke and Poggi are each being nominated for a three-year term extending to the 1997 Annual Meeting. Mr. Neilson is being nominated for a one-year term extending to the 1995 Annual Meeting. This is to balance the number of Directors in the staggered classes. If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected.

     The names of the nominees for election, the directors whose terms extend beyond this Annual Meeting and certain information about each of them are set forth in the tables below. Years of service on the Board of Directors includes prior service on the Board of Directors of Hudson United Bank. During 1993, three directors, Messrs. Clark, Goldstein and McClave, retired from the Board of Directors. The Corporation wishes to express its deep gratitude to these gentlemen for their service to the Corporation and the Bank.

            Table I--Nominees for 1994 Annual Meeting

Name, Age and
Position with      Principal Occupation        Director   Term
Corporation        During Past Five Years      Since      Expiring

Robert J.          President and Chief         1979       1997
Burke, 60          Operating Officer,
                   Union Dry Dock and
                   Repair Co., Hoboken, N.J.
                   (ship repair facility).

Kenneth T.         President and CEO of the    1989       1995
Neilson, 45,       Corporation and the
President and CEO  Bank.

Charles F.X.       President and Chief         1973       1997
Poggi, 63          Operating Officer, The
                   Poggi Press (general
                   printing business).
/TABLE

Table II--Directors Whose Terms Continue
Beyond This Annual Meeting

Name, Age and
Position with      Principal Occupation        Director   Term
Corporation        During Past Five Years      Since      Expiring


Henry G.           Retired.                    1972       1996
Hugelheim, 86

Harry J.           Retired.                    1965       1996
Leber, 77

James E.           Chairman of the Board       1972       1996
Schierloh, 64,     of the Corporation and
Chairman           the Bank since September
                   1990; formerly self-
                   employed Certified Public
                   Accountant.

Sister Grace       Chairperson, Franciscan     1979       1995
Frances            Health System of N.J.
Strauber, 66       (1991-present); Director,
                   St. Louis Senior Center,
                   Brooklyn, N.Y. (1989-1991);
                   Management Consultant,
                   Health System, Inc.,
                   Brooklyn, N.Y., Franciscan
                   Sisters of the Poor (1986-
                   present).

Edwin Wachtel,     President, Europe Craft,    1986       1996
62                 Inc. (manufacturers of
                   "Members Only" apparel)
                   (1961-1987 and 1991 -
                   present); Chairman, GW
                   Investors Corp. (private
                   investment company)
                   (1987-1991)

     No director of the Corporation is also a director of any other company registered pursuant to Section 12 of the Securities
Exchange Act of 1934 or subject to the requirements of Section
15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Board of Directors' Meetings; Committees of the Board

     The Board of Directors of the Corporation held 14 meetings during 1993. The Board of Directors holds regularly-scheduled meetings each quarter and special meetings as circumstances require. All of the directors of the Corporation also serve as directors of the Corporation's principal wholly-owned subsidiary, Hudson United Bank (the "Bank").

     The Corporation has a standing audit committee of the Board of Directors. This committee arranges for the Bank's directors' examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors' examinations, receives all reports of examination of the Corporation and the Bank by bank regulatory agencies, analyzes such regulatory reports, and reports to the Bank's Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Corporation's internal auditing department and recommends any action to be taken in connection therewith. The audit committee met five times during 1993. During 1993, Mr. Clark served as Chairman of the Audit Committee. Mr. Clark retired from the Board effective December 31, 1993. A new Chairman is expected to be appointed after the Annual Meeting. The other members of the Audit Committee are Mr. Poggi and Sister Strauber, and Thomas Farley, who is a director of the Bank.

     The Corporation currently does not have a standing compensation or nominating committee. As detailed more fully under the caption "Board Compensation Committee Report on Executive Compensation", the various elements of compensation for the executive officers of the Corporation and the Bank are set by the Corporation's Restricted Stock Committee and the Bank's Salary and Personnel Committee.

     During 1993, no Director of the Corporation attended fewer than 80% of the total meetings of the Board of Directors of the Corporation and meetings of committees of the Corporation's Board on which such Director served except Messrs. Leber and Wachtel and Sister Strauber who attended 57%, 55%, and 52.6%, respectively.

STOCK OWNERSHIP OF MANAGEMENT
AND PRINCIPAL SHAREHOLDERS

     The following table furnishes information known by the Corporation as to the beneficial owners of more than five percent of the Company's common stock, without par value, as of December
31, 1993.

                              Amount
                              and
                              Nature of
Name and Address of           Beneficial          Percent of
Beneficial Owner              Ownership           Class

FMR Corp.; Fidelity           595,800 <F1>        8.59
Management & Research
Company; and Edward C.
Johnson 3d
82 Devonshire Street
Boston, MA  02109

Valenzuela Capital            399,000             5.77
Management, Inc.
1270 Avenue of the
Americas, 12th Floor
New York, New York 10026

NOTE:

<F1> Fidelity Management & Research Company ("Fidelity") is
     beneficial owner of these shares as a result of acting as investment adviser to several investment companies. Fidelity is the wholly-owned subsidiary of FMR Corp. Mr. Johnson is the Chairman and owner of 34% of the outstanding voting stock of FMR Corp. Fidelity has sole power to direct the disposition of these shares, but has no voting power with respect to these shares. The Corporation obtained all information with respect to Fidelity's, FMR Corp.'s and Mr. Johnson's beneficial ownership from a Schedule 13G filing made by them on February 14, 1993.


     The following table sets forth information concerning the beneficial ownership of the Corporation's common stock, without par value, as of December 31, 1993, by each executive officer of the Corporation for whom individual information is required to be set forth in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission (the "Named Officers"), by each director, and by all directors and executive officers as a group.

                              Number of Shares         Percent
Name of Beneficial Owner      Beneficially Owned<F1>   of Class

Robert J. Burke                 31,176 <F2>             .45
Henry G. Hugelheim             109,754 <F3>            1.58
Harry J. Leber                  21,947 <F4>             .32
Christina L. Maier              11,483 <F5>             .17
Kenneth T. Neilson              52,730 <F6>             .76
Charles F. X. Poggi            147,305                 2.12
James E. Schierloh              50,708 <F7>             .73
Sister Grace Frances Strauber      617                  .01
D. Lynn Van Borkulo-Nuzzo        7,901 <F8>             .11
Edwin Wachtel                   47,306 <F9>             .68

Directors and Executive
 Officers of the Corporation
 as a group (10 persons)       480,522 <F10>           6.93

________________________________


<F1> Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

<F2> Of this total, 7,807 shares are held by Mr. Burke's wife and
718 are held in an IRA. Mr. Burke disclaims beneficial ownership of the shares held by his wife.

<F3> Of this total, 4,911 shares are held in a revocable trust over which Mr. Hugelheim retains control during his life.

<F4> Of this total, 2,803 shares are held in a retirement plan, of which Mr. Leber is a trustee and beneficiary.

<F5> Of this total, 3,442 are held in Mrs. Maier's 401(k) plan, which she directs and, 3,309 are held for Mrs. Maier under the Corporation's restricted stock plan.

<F6> Of this total, 12,209 shares are held in Mr. Neilson's 401(k)
plan, which he directs, 10,880 shares are held for Mr. Neilson under the Corporation's restricted stock plan, 2,310 shares are held in an IRA and 1,639 shares are held by Mr. Neilson's wife. Mr. Neilson disclaims beneficial ownership of the shares owned by his wife.

<F7> Of this total, 3,291 shares are held by Mr. Schierloh's wife individually, 4,027 shares are held in trust for Mr. Schierloh's mother under a trust for which Mr. Schierloh is a trustee and a beneficiary, and 5,000 shares are held for Mr. Schierloh under the Corporation's restricted stock plan.

<F8> Of this total, 1,768 shares are held in Ms. Van Borkulo-
Nuzzo's 401(k) plan, which she directs, and 5,465 shares are held for Ms. Van Borkulo-Nuzzo under the Corporation's restricted stock plan.

<F9> Of this total, 655 shares are held in a general partnership of which Mr. Wachtel is a partner.

<F10>  Of this total, 17,419 shares are held in the Corporation's
401(k) plans for specified individuals and 25,374 shares are held for executive officers under the Corporation's restricted stock plan.


     In addition to the shares reported in the Table, the Bank's Trust Department holds 26,400 shares as trustee for the Bank's two pension plans. These additional shares held by the Bank's Trust Department are not reported as beneficially owned by the Corporation's directors or executive officers, although by virtue of the officers' and directors' service on the Bank's Trust Committee, it may be asserted that the directors and officers have beneficial ownership of such shares. The directors and executive officers disclaim beneficial ownership of such shares.


                     EXECUTIVE COMPENSATION

General

     Executive compensation is described below in the tabular format mandated by the SEC. The letters in parentheses above each column heading are the letters designated by the SEC for such columns, and are provided to make inter-company comparisons easier. The absence of any column designated by the SEC means that no compensation was paid or earned which would be required to be described in such column.

Summary Compensation Table

     The following table summarizes all compensation earned in the past three years for services performed in all capacities for the Corporation and its subsidiaries with respect to the Named
Officers.  Pursuant to rules of the Securities and Exchange
Commission, the "All Other Compensation" category has been calculated for 1992 and 1993 only.

                   SUMMARY COMPENSATION TABLE

                                        Long Term
                                        Compensation

                    Annual Compensation    Awards
(a)                   (b)  (c)       (d)          (f)            (i)


                                                  Restricted     All Other
Name and Principal                                Stock          Compen-
Position              Year Salary   Bonus         Award(s)<F2>   sation <F3>
                            ($)     ($)<F1>           ($)           ($)

Kenneth T. Neilson,   1993 250,000   187,500       92,250  <F4>  7,500
President and CEO     1992 178,364   175,000       79,025  <F5>  5,351
                      1991 175,000    87,500       53,375  <F6>  --

James E. Schierloh,   1993 107,000    53,500       46,125  <F7>  2,140
Chairman              1992  76,442    75,000       34,063  <F8>  1,529
                      1991  75,000    37,500       22,875  <F9>  --

D. Lynn Van           1993 100,000    53,000       38,500 <F10>  3,000
Borkulo-Nuzzo, Vice   1992  91,731    49,000<F11>  19,500 <F12>  2,750
President and         1991  84,851    34,437<F13>  18,750 <F14>  --
Corporate Secretary

Christina L.          1993  66,110    16,500      19,250 <F15>   1,980
Maier, Assistant      1992  61,154    15,000      13,000 <F16>   1,833
Treasurer             1991  57,000    15,250       7,031 <F17>   --

NOTES:

<F1> In August 1990, the Board adopted a bonus plan to provide for bonus payments to non-bargaining employees based upon the Corporation's performance, departmental performance, and the individual employee's performance. The first bonuses awarded under the plan were for services rendered during 1991. See "Board of Directors Report to Shareholders on Executive Compensation" for additional information.

<F2> The dollar amounts listed represent the number of shares of restricted stock granted, multiplied by the fair market value of a share of stock on the date of the grant. Dividends are paid on all shares of restricted stock. Cash dividends are paid directly to the officer holding the restricted stock. Stock dividends are added to the restricted stock and are subject to the same restrictions. Restricted stock has been awarded with various vesting schedules described below.

<F3> All amounts in this column represent employer contributions to
401(k) plans on behalf of the Named Officers.

<F4> At December 31, 1993, Mr. Neilson held a total of 10,880 shares of restricted stock with an aggregate value of $242,080 of which 3,000 shares were awarded on 6/9/93 to vest on 6/9/96 and 1,500 shares were awarded on 12/13/93 to vest on 12/13/96.

<F5> 5,800 shares awarded on 10/2/92 to vest on 10/2/97.

<F6> 7,000 shares were awarded on 11/21/91 and vested 11/21/93.

<F7> At December 31, 1993, Mr. Schierloh held a total of 5,000 shares of restricted stock with an aggregate value of $111,250 of which 1,500 shares were awarded on 6/9/93 to vest on 6/9/96 and 750 shares were awarded on 12/13/93 to vest on 12/13/96.

<F8> 2,500 shares awarded on 10/2/92 to vest on 10/2/97.

<F9> 3,000 shares were awarded on 11/21/91 and vested on 11/21/93.

<F10>  At December 31, 1993, Ms. Van Borkulo-Nuzzo held a total of
5,465 shares of restricted stock with an aggregate value of $121,596 of which 2,000 shares were awarded on 6/9/93 to vest on 6/9/96.

<F11>  Of this amount, $4,000 represents a special performance bonus paid in connection with specific projects.

<F12>  1,500 shares were awarded on 5/5/92 to vest on 5/5/97.

<F13>  Of this amount, $2,000 represents a special performance bonus paid in connection with specific projects.

<F14>  2,000 shares were awarded on 10/21/91, 500 shares vested on
10/21/93, 500 shares to vest on 10/21/94, 500 shares to vest on 10/21/95 and 500 shares to vest on 10/21/96.

<F15>  At December 31, 1993, Mrs. Maier held a total of 3,309 shares of restricted stock with an aggregate value of $73,625 of which 1,000 shares were awarded on 6/9/93 to vest on 6/9/98.

<F16>  1,000 shares awarded on 5/5/92 to vest on 10/5/95.

<F17>  750 shares awarded on 10/21/91 of which 250 shares vested on
10/21/93, 250 shares to vest on 10/21/94 and 250 shares to vest on 10/21/95.


Employment Contracts, Termination of Employment and Change-in-
Control Arrangements


     The Corporation and the Bank jointly entered into an employment agreement with Mr. Neilson upon his appointment as President in 1989. The agreement continues Mr. Neilson's salary as in effect on September 5, 1989 and provides annual increases to be decided by the Board. For 1994, Mr. Neilson's annual base salary is $250,000. If the Corporation changes Mr. Neilson's title to a lesser position, reduces his compensation, forces him to relocate, or materially alters his duties, responsibilities or authority, Mr. Neilson can resign and continue to receive his compensation under the agreement. After a change-in-control (as defined in the agreement), if Mr. Neilson's employment is terminated by the Corporation (except for cause or as a result of his death or disability), or if Mr. Neilson resigns for any reason whatsoever after giving 60 days' notice of his intent to do so, he is entitled to receive two times his annual salary in a lump sum. The employment agreement, as amended, will expire on the date of the Corporation's 1995 annual meeting.

     On September 3, 1993, Mr. Schierloh's 3 year employment agreement expired. By mutual agreement, it was not renewed.

     Ms. Van Borkulo-Nuzzo, First Senior Vice President and Secretary of the Bank and Vice President and Secretary of the Corporation, entered into a Change-in-Control and Employment Agreement dated May 24, 1990 with the Corporation and the Bank, jointly. After a change-in-control (as defined in the Agreement), if Ms. Van Borkulo-Nuzzo's employment is terminated by the Corporation or the Bank (except for cause or as a result of death or disability), or if the Corporation or the Bank changes her title, position, duties or responsibilities, and she resigns as a result of the change, she is entitled to receive a lump sum payment equal to one times her highest annual base salary in effect during the three years preceding the termination or resignation. As amended, the agreement will expire on October 26, 1995.

     Under the Corporation's restricted stock plan, each share of stock awarded is subject to a "Restricted Period" of from two to ten years, as determined by the committee administering the plan when it awards the shares. Effective upon the date of grant, the officer or employee is entitled to all the rights of a shareholder with respect to the shares, including dividend and voting rights. However, if a share recipient leaves the employment of the Corporation or its subsidiaries during the Restricted Period for any reason, his or her shares may be forfeited and returned to the Corporation. Upon the occurrence of a change in control of the Corporation (as defined in the restricted stock plan), every Restricted Period currently in existence of five years or less will automatically expire.

     Except as described above, there are no employment contracts or termination of employment or change-in-control arrangements between the Corporation and any Named Officer.

Pension Plans

                      PENSION PLAN TABLE

                        Years of Service

Remuneration 15          20        25        30        35
$125,000     $ 26,415    $ 35,220  $ 44,025  $ 52,830  $ 61,635
$150,000     $ 32,040    $ 42,720  $ 53,400  $ 64,080  $ 74,760
$175,000     $ 37,665    $ 50,220  $ 62,775  $ 75,330  $ 87,885
$200,000     $ 43,290    $ 57,720  $ 72,150  $ 86,580  $101,010
$225,000     $ 48,915    $ 65,220  $ 81,525  $ 97,830  $114,135
$250,000<F1> $ 51,354    $ 68,472  $ 85,590  $102,708  $115,641<F2>
$300,000<F1> $ 51,354    $ 68,472  $ 85,590  $102,708  $115,641<F2>


NOTES:

<F1> For the current plan year, the compensation for computing benefits under the pension plan cannot exceed $235,840, which is indexed for inflation. For the next plan year, Congress has limited covered compensation to $150,000 per year.

<F2> Under current law, the maximum benefits are limited to
     $115,641 per year, indexed for inflation.


     Pension Plans. The Corporation has two non-contributory, defined benefit pension plans: The Employees' Retirement Plan of HUBCO, Inc. (the "Base Plan") and the Retirement Plan for Non-Bargaining Employees of HUBCO, Inc. (the "Non-Bargaining Retirement Plan"), both of which apply to employees of the Corporation and the Bank.

     Base Plan. The Base Plan covers any employee of the Corporation or the Bank who works over 1,000 hours per year, is over age 20 1/2 and has completed 6 months of service. The annual retirement benefit for the Named Officers is the sum of (i) 1.25% of the employee's base year-end compensation during the year he joins the Base Plan multiplied by the number of years of service with the Corporation or the Bank prior to joining the Plan; plus
(ii) 1.25% of the employee's base year-end compensation during each year of a participant's service after joining the Plan.
Retirement benefits normally commence when an employee reaches age
65.

     Non-Bargaining Retirement Plan. The Non-Bargaining Retirement Plan provides additional retirement benefits for non-bargaining employees of the Corporation and the Bank. It covers each non-- bargaining employee who works over 1,000 hours per year, is over age 201/2 and has completed 6 months of service. The annual retirement benefit for covered employees is calculated by taking 1% of an employee's base average annual earnings (determined by averaging the highest five continuous years of credited service, excluding the last year of service) multiplied by the years of credited service under the Plan, adding 1/2% of an employee's base average annual earnings in excess of the average Social Security Wage Base (calculated based upon the year of birth) multiplied by the years of credited service and subtracting the pension benefit the employee will receive from the Base Plan. Retirement benefits normally commence when an employee reaches age 65. The Non-Bargaining Retirement Plan also provides for disability pension benefits.

     In each of the above plans, compensation in the form of a bonus is excluded from benefit calculations. Thus, for each Named Officer, only the amounts which would be shown each year under the heading "Salary" in the Summary Compensation Table in this Proxy Statement are covered.

     The table above shows an employee's estimated annual retirement benefits from both pension plans, assuming retirement at age 65 for an individual reaching such age before January 1, 1994 and assuming a straight life annuity benefit, for the specified compensation levels and years of service. The benefits listed in the table are not subject to any deduction for social security or other offset amounts. Mrs. Maier has approximately 14 years of credited service under the pension plans as of January 1, 1994, and, at age 65, would have approximately 39 years of credited service. Mr. Neilson has approximately 10 years of credited service under the pension plans as of January 1, 1994 and, at age 65, would have 30 years of credited service. Ms. Van Borkulo-Nuzzo has approximately 27 years of credited service under the pension plans as of January 1, 1994, and, at age 65, would have approximately 48 years of credited service. Mr. Schierloh does not participate in this plan.

Directors' Compensation

     The Corporation does not pay directors for their services as directors of the Corporation. Rather, director fees are paid only for service as directors of the Bank or HUB Financial Services (another subsidiary of the Corporation) to directors other than the President. The director fees consist of a $6,000 annual retainer and meeting fees. The meeting fees for the year are usually established at the first meeting of the Board of Directors of the Corporation following the annual meeting of shareholders and in March 1993 were set at $400 per board meeting and $300 for each committee meeting, except that fees for committee meetings which are contiguous to another board meeting and last less than one hour were set at $200 per meeting. The Chairman of the Bank's Personnel Committee, currently Mr. Poggi, receives an additional $5,000 annual retainer. Mr. Schierloh, as Chairman, receives a retainer of $6,500 per quarter commencing 1/1/94.

1993 Stock Option Plan for Non-Employee Directors. The 1993 Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors Plan") is an alternative retirement plan adopted for non-employee directors who do not receive a pension from either the Corporation or the Bank. A non-employee director must make a written election to be covered by the Non-Employee Directors Plan. Each non-employee director who makes an election to participate in the Non-Employee Directors Plan will be granted, on the date following each annual meeting of shareholders subsequent to the date of the election, an option to purchase 500 shares of Common Stock, provided that such non-employee director is a director as of that date and has not withdrawn his or her election to participate. All options granted under the Non-Employee Directors Plan have terms of ten years, subject to earlier termination as provided in the Non-Employee Directors Plan. The options are granted at an exercise price equal to the fair market value of the Common Stock on the business day preceding the date of grant. The Non-Employee Directors Plan authorizes the Corporation to issue up to 100,000 shares of Common Stock pursuant to the options. All current directors of the Corporation and the Bank, except Mr. Neilson, are eligible to participate in the Non-Employee Directors Plan. During 1993, the following directors received options to purchase 500 shares (plus 50 shares to adjust for the stock dividend paid 6/1/93) of Common Stock pursuant to the Non-Employee Directors
Plan:  Robert J. Burke, Charles F.X. Poggi and Edwin Wachtel.

     Those non-employee directors who do not elect to participate in the Non-Employee Directors Plan are eligible for retirement benefits under an alternative arrangement. Under the alternative arrangement, each eligible non-employee director with at least 36 months of service upon retirement will receive a retirement benefit each year for life (but not to exceed ten years) equal to 10% of the director's retainer in effect at the date of his or her retirement, multiplied by the number of years of such person's service as a director (not to exceed ten years). At present, the maximum benefit per director is $6,000 per year for ten years.

BOARD COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

     The compensation payable to the Corporation's executive officers (who are also executive officers of the Bank) is determined by the Salary and Personnel Committee of the Bank (the "Personnel Committee"), except that restricted stock awards are determined by the Corporation's Restricted Stock Committee (the "Stock Committee") and bonuses are based upon parameters established by the full Board of Directors of the Corporation and the Bank. All actions of the Personnel Committee are subject to review and ratification by the full Boards of Directors of the Corporation and the Bank. Thus, this report is being issued over the names of all the directors of the Corporation and is concurred in by all members of the relevant committees.

     The Committee members are: Personnel Committee: Charles F.X. Poggi (Chairman), Robert Burke, Joan David, Edwin Wachtel, Sr.
Grace Frances Strauber;  Stock Committee:  Charles F.X. Poggi
(Chairman), Robert Burke and Edwin Wachtel.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                  EXECUTIVE COMPENSATION POLICY

     The Corporation's policy is to compensate its executives fairly and adequately for the responsibility assumed by them for the success and direction of the Corporation, the effort expended in discharging that responsibility and the results achieved directly or indirectly from each executive's performance. "Fair and adequate compensation" is established after careful review of:

1.   The Corporation's earnings;

2. The Corporation's performance as compared to other companies of similar size, market area; and

3. Comparison of what the market demands for compensation of similarly situated experienced executives.

     Total compensation takes into consideration a mix of base salary, bonus, perquisites and restricted stock awards. The particular mix is established in order to competitively attract competent professionals, hold those professionals, and reward extraordinary achievement.

     The committee also considers net income for the year and earnings per share of HUBCO's stock before finalizing officer increases for the coming year.

     Based upon its current levels of compensation, the Corporation is not affected by the new provisions of the Internal Revenue Code which limits the deductibility to a company of compensation in excess of $1 million paid to any of its top five executives. Thus, the Corporation has no policy as to that subject.

Base Salary

     Subject to Board review and ratification, the responsibility for establishing base salary is delegated to the Personnel
Committee.

     Salary is minimum compensation for any particular position and is not tied to any performance formula or standard. However, that is not to say that poor performance will not result in termination. Acceptable performance is expected of all executive officers as a minimum standard.

     To establish salary, the following criteria is used:

1.   Position description.

2.   Direct responsibility assumed.

3. Comparative studies of peer group compensation. Special weight is given to local factors as opposed to national averages.

4. Earnings performance of the Corporation resulting in availability of funds for payment of salary expense.

5. Competitive level of salary to be maintained to attract and retain qualified and experienced executives.

Annual Bonuses

     Each year the Board establishes the parameters for the award of a bonus. The current parameters involve the Bank's performance specifically related to return on equity and meeting loan loss reserve levels.

     It is the Board's policy that the bonus pool will not exceed 10% of after tax profits and in no event may the bonus pool cause the year-end results to fall below the targeted return on equity or the loan loss reserve to fall below the targeted loan loss reserve percentage. If the targeted results are not achieved, no bonuses will be paid. Even if the targeted level is achieved, each department must meet its budget in order to be eligible for a bonus and each employee must achieve key goals established for him in order to be personally eligible.


Restricted Stock

     The responsibility for establishing restricted stock awards is delegated to the Restricted Stock Committee.

     Twice annually the Restricted Stock Committee meets to evaluate meritorious performance of all officers and employees for consideration to receive restricted stock awards.

     The Restricted Stock Committee makes awards based upon the following criteria:

1.   Position of the officer or employee in the Corporation.

2. The benefit which the Corporation has derived as a result of the efforts of the award candidate under consideration.

3. The Corporation's desire to encourage long term employment of the award candidate.

Perquisites

     Perks, such as company automobiles and their related expenses, country club memberships, auxiliary insurance benefits and other perks which the Board may approve from time to time are determined and awarded pursuant to evaluation under the same criteria used to establish base salary.

                        *   *   *   *   *

     The Corporation has long believed that a strong, explicit link should exist between executive compensation and the value delivered to shareholders. The bonus program and the restricted stock awards both provide competitive compensation while mirroring the Corporation's performance. Since the bonus is based on a direct, explicit link to the Corporation's performance, it is directly and explicitly linked to the value received by shareholders. The Corporation's profitability inures to the benefit of shareholders, and is a direct result of the direction established by management.

     In 1993, the committees responsible for the various components of executive compensation utilized three salary surveys and an independent consulting firm to establish executive compensation. One survey conducted by L.R. Weber, identified compensation to executives of financial institutions of approximately $1 billion in assets located in New York, New Jersey and Pennsylvania. Another report "N.J. Bankers' Salary Survey" prepared by Peat Marwick identified compensation in institutions of approximately $1 billion, but in New Jersey only. The final survey conducted by Cole Surveys was nationwide for the financial industry. An outside consulting firm, Hogg Robinson, conducted an in-house evaluation of executive compensation and the appropriateness and competitive aspects of our present compensation mix. The Personnel Committee determined that base compensation for its executive officers should be at least as much as the twenty-fifth percentile of other institutions of similar size, and further determined that greater weight should be given to the pay scales of comparable institutions in Northern New Jersey.

     Because Mr. Neilson, the President of the Corporation, had not received an increase in base pay for 1991 or 1992, and had a salary significantly less than twenty-fifth percentile of peer group analysis, he was awarded a bonus for 1992 equal to 100% of his base salary. Beginning January 1993, Mr. Neilson's base salary was set at $250,000. He did not receive an increase in base salary for the year 1994, but was awarded a bonus equal to 75% of his 1993 base salary and is eligible for a 100% bonus at the end of 1994 provided the performance goals established by the Board are achieved. The Board believes that this award represents fair compensation, in view of the Corporation's 1993 performance and peer group comparison.

     Commencing January 1, 1994, Mr. Schierloh, Chairman of the Corporation, will receive a base salary of $75,000 and will be eligible for a 50% bonus. In addition, he will be paid a quarterly retainer of $6,500 as Director and Chairman beginning January 1, 1994.

            THE BOARD OF DIRECTORS OF THE CORPORATION

Robert J. Burke
Henry G. Hugelheim
Harry J. Leber
Kenneth T. Neilson
Charles F.X. Poggi
James E. Schierloh
Sister Grace Frances Strauber
Edwin Wachtel


                        PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business on December 31, 1988 in: (a) the Corporation's common stock; (b) the Standard & Poor's ("S&P") 500 Index; and (c) an index of peer group performance. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock.

MEASUREMENT PERIOD
(FISCAL YEAR COVERED     HUBCO, INC.    S&P            PEER GROUP

12/31/88                    100            100            100
12/31/89                  73.49         131.69          92.34
12/31/90                  45.96         127.60          46.91
12/31/91                  90.30         166.47          78.80
12/31/92                 184.16         179.15         130.17
12/31/93                 258.66         197.21         144.48

Peer Group Population:

     Central Jersey Bancorporation
     Citizens First Bancorp, Inc., - N.J.
     Commerce Bancorp, Inc., N.J.
     Constellation Bancorp
     First Fidelity Bancorporation
     Midlantic Corp.
     Summit Bancorporation
     Trust Co., N.J.
     UJB Financial Corp.
     United Counties Bancorp
     Valley National Bancorp

Prepared for data supplied by Standard & Poor's Compustat services.


_____________________

* A graph representing the above table appears in the printed version of this Proxy Statement.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Schierloh and Mr. Neilson, each of whom serves on the Board of Directors of both the Corporation and the Bank, are officers of the Corporation and the Bank. Each of Messrs.
Schierloh and Neilson absented themselves from all discussions, and abstained from all voting, of the Boards on which they served, with respect to their own compensation.

     Charles F.X. Poggi, who serves on the Board of Directors of both the Corporation and the Bank, and who is the Chairman of each of the committees involved in setting executive compensation, is President of Poggi Press, a general printing company. During 1993, Poggi Press was paid $180,596 for printing work for the Corporation and its subsidiaries.


Certain Transactions with Management

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the banking business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.


Recommendation and Vote Required on Proposal 1

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF
DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINATED SLATE
OF DIRECTORS INCLUDED IN PROPOSAL 1.


       PROPOSAL 2 -- APPROVAL OF 1993 STOCK OPTION PROGRAM
                     FOR STATEWIDE DIVISION

          The Board of Directors has approved for submission to the Corporation's shareholders the HUBCO, Inc. 1993 Stock Option Program for the Statewide Division (the "Program") set forth as Exhibit A to this Proxy Statement. The objective of the Program is to advance the interests of the Corporation and its shareholders by providing the key employees, directors and advisory board members of the Corporation or Hudson United Bank (the "Bank") who were previously associated with Statewide Savings and upon whose judgment, initiative and effort the integration of Statewide Savings into the Bank largely depends, with an additional incentive to contribute to the success of the Corporation as well as to attract and retain superior new personnel for positions of substantial responsibility with the Statewide Division of the Bank. For the purposes of the Program, the former offices of Statewide Savings will be considered the Statewide Division of the Bank after the Merger Conversion.

          The Board of Directors approval of the Program is consistent with the Corporation's agreement with Statewide Savings in conjunction with the Merger Conversion to provide certain benefits to Statewide Savings' directors and certain of its officers and employees. The Program will become effective as of the effective date of the Merger Conversion. The Program is being presented to the shareholders of the Corporation for their approval to (i) obtain favorable treatment under Section 16(b) of the Act; and (ii) ensure continued listing of the Corporation's Common Stock on the NASDAQ National Market System. Failure to obtain shareholder approval will not affect the validity of the Program and the right to earn awards under the Program. Failure to obtain shareholder approval may, however, prevent optionees under the Program from receiving favorable treatment under Section 16(b) of the Act and may result in the delisting of the Corporation's Common Stock from the NASDAQ National Market System.


Elements of the Program

     The Program is comprised of two parts: (i) the Incentive Stock Option Plan (the "Incentive Plan") and (ii) the Compensatory Stock Option Plan (the "Compensatory Plan") (the Incentive Plan and the Compensatory Plan, collectively, the "Plans"). It is anticipated that all grants under the Program will be made pursuant to the Compensatory Plan. No grants under the Incentive Plan are currently anticipated. All shares authorized under the Plan will be awarded to eligible recipients under the Compensatory Plan upon consummation of the Merger Conversion.

Administration

     The Plans will be administered by a committee designated by the Board of Directors (the "Committee") from among members of the Board of Directors. The Committee will have sole authority in its discretion to determine the Employees (hereinafter defined) to whom options will be granted, the number of shares subject to any option under the Plans and any other terms and conditions of the options. The Committee is also charged with the responsibility of interpreting the Plans and making all administrative determinations thereunder.


Shares Subject to the Program

     All options granted under the Program are for shares of the Corporation's common stock ("Common Stock"). The Corporation may issue up to 223,611 shares of the Corporation's Common Stock pursuant to the Plans, but in no event more than the number of shares that represent ten percent (10%) of the total number of shares of the Common Stock issued in the Merger Conversion. Currently, it is anticipated that the Corporation will issue 1,944,444 shares of Common Stock in the Merger Conversion. Thus, 194,444 shares of Common Stock is expected to be available under
the Program.   The number and price of shares available under the
Program will be adjusted equitably for stock splits, stock dividends, and other capital changes.

Eligibility

     Only Employees of the Statewide Division are eligible for selection by the Committee to participate in the Incentive Plan. Employees of the Statewide Division, as well as any Directors or Advisory Board Members of the Bank are eligible to participate in the Compensatory Plan.

     The following words have the meanings set forth below:

          1. An "Employee" means (i) any person who, at the effective date of the Merger Conversion (the "Effective Date") becomes an employee of the Bank and prior to the Effective Date was an employee of Statewide Savings and (ii) any person who becomes an employee of the Statewide Division after the Effective Date, but was not employed by the Corporation or the Bank prior to the Effective Date.

          2. A "Director" means a person who was a member of the Board of Directors of Statewide Savings immediately prior to the Effective Date who becomes a member of the Board of Directors of the Bank as of the Effective Date. The term "Director" does not include persons who are also Advisory Board Members (hereinafter defined), members of the Board of Directors of the Corporation or an Employee.

          3. An "Advisory Board Member" means a person who was a member of the Board of Directors of Statewide Savings immediately prior to the Effective Date who becomes a member of the Advisory Board of the Statewide Division of the Bank as of the Effective Date.

     There are nine directors of Statewide Savings who are expected to participate in the Compensatory Plan. It is anticipated that at least three officers of Statewide Savings will also participate in the Compensatory Plan.


Termination and Amendment

     The Program will terminate no later than February 15, 1999.

     The Committee may at any time terminate or amend the Program. However, no amendment may: (a) impair an optionee's rights or obligations under any option granted under the Program prior to such amendment or termination; (b) increase the maximum aggregate number of shares that may be distributed under the Program; (c) change the minimum purchase price for shares to be purchased upon exercise of the options; or (d) permit the granting of an option to anyone other than an Employee, Director or Advisory Board Member.

Non-Transferability

     Options granted pursuant to the Program may not be transferred, assigned, pledged or hypothecated by the optionee.

                   INCENTIVE STOCK OPTION PLAN

     The terms and conditions of options granted under the Incentive Plan may differ from one another as the Committee shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan. The Corporation intends that options granted under the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code").

Duration of Options

     Each option granted under the Incentive Plan expires on the date determined by the Committee, but in no event later than ten years from the date on which the option is granted, except that any Employee who owns more than ten percent of the combined voting power of all classes of stock of the Corporation must exercise any options within five years from the date of grant.

     If an optionee's service to the Corporation terminates for any reason other than death or disability, his or her options will be exercisable for a period of three months following termination. In the event of death or disability, all options held by the optionee will be exercisable for one year following the date of the optionee's death or cessation of employment due to disability. In the event of termination for cause, all rights under the optionee's options will expire upon termination of employment or service.

Purchase Price

     The purchase price for shares acquired under any options under the Incentive Plan will not be less than the fair market value of the shares at the time of the grant of the option. For any employee who owns more than ten percent of the combined voting power of all classes of stock of the Corporation, the purchase price shall not be less than 110% of the fair market value at the time of the grant of the option.

                      THE COMPENSATORY PLAN

     The terms and conditions of options granted under the Program may differ from one another as the Committee shall, in its discretion, determine, as long as all options granted under the Program satisfy the requirements of the Program.

Duration of Options

     All options granted are fully vested when granted and last for ten (10) years and one day.

     If an optionee's service to the Corporation terminates for any reason other than death or disability, his or her options are exercisable only as to those shares which were immediately purchasable by the optionee at the date of termination of service and only for a period of one year following termination. If the optionee's service to the Corporation is terminated due to death or disability, all options held by such optionee are exercisable by the optionee or his or her legal representatives or beneficiaries for one year following the date of the optionee's death or cessation of employment or service due to disability. If the optionee is terminated for cause, all rights under the optionee's options expires upon such termination of employment or service.


Purchase Price

     All options granted under the Compensatory Plan at the time of the Merger Conversion will be exercisable at a price equal to the price per share which eligible depositors of Statewide Savings may subscribe for shares in the Merger Conversion. Such price is expected to be $18.00 per share.

Grants of Options

     The Corporation anticipates that of the 194,444 shares expected to be granted upon exercise of options received under the Compensatory Plan, 19,444 or 10%, will be granted to each of the 9 directors of Statewide Savings, and that the remaining 19,444 or 10% will be awarded to other senior management of Statewide Savings. Under the Compensatory Plan, no shares may be granted to the Corporation's current directors, officers and employees.

     Pursuant to recent Congressional hearings and the Federal Deposit Insurance Corporation's ("FDIC's") interim rule with respect to mutual-to-stock conversions, it is expected that the FDIC will be reviewing the grant of stock options to officers and directors of Statewide Savings in connection with the conversion. The FDIC has stated that it will pay particular attention to the compensation packages offered to directors and management. Although the Board of Directors believes that the awards anticipated under the Compensatory Plan are fair and in the best interest of the Corporation, such awards may be modified following the review by the FDIC.

                 FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the Federal income tax consequences of transactions under the Program based on Federal income tax laws in effect on February 1, 1994. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Incentive Plan

     No taxable income generally is realized by an optionee for Federal income tax purposes upon either the grant or the exercise of an incentive stock option.

     The optionee generally will realize taxable income only upon the sale of the shares acquired pursuant to the option and the taxable income may constitute either a capital gain or ordinary income, as explained below. The exercise of an incentive stock option will give rise to an item of tax preference that may result in an alternative minimum tax liability for the optionee. Generally, if the optionee holds the shares acquired upon exercise of the option for at least the two years after the date of grant and one year after the exercise of the option, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for Federal income tax purposes.

     If shares acquired by the optionee are disposed of prior to the expiration of either holding period described above, generally
(1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess of the fair market value of such shares at the time of exercise over the option price paid for such shares, and (2) the optionee's employer will be entitled to deduct the amount of income taxed to the optionee for Federal income tax purposes if it complies with withholding requirements and if the amount represents ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as a short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

     As noted above, the exercise of an incentive stock option could subject the optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "tax preference" for purposes of the alternative minimum tax. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in a given year.

Compensatory Plan

     The options granted under the Compensatory Plan will be treated as "nonstatutory options" for federal income tax purposes. The grant of a nonstatutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The options granted under the Compensatory Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are neither tradeable on an established market nor transferrable by the recipient.

     The recipient of a nonstatutory option realizes compensation taxable as ordinary income at the time the option is exercised.
The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. At the time the compensation income is realized by the recipient of the option, the Corporation is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Corporation.

     Under current law, ordinary income and short-term capital gains are taxable at a maximum rate of 39.6% for federal income tax purpose. Long-term capital gains, to the extent they exceed capital losses in any year, are taxable at a maximum rate of 28%. Capital losses recognized in any year may be used without limitation to offset capital gains recognized in such year and also may be applied against ordinary income to the extent of $3,000 ($1,500 for married taxpayers filing separately) in any year.


Recommendation and Vote Required for Adoption of Proposal 2

     The affirmative vote of a majority of the Corporation's common stock voted at the Annual Meeting, whether in person or by proxy, is required to adopt the Program. THE BOARD OF DIRECTORS
UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3 -- APPROVAL OF RECOGNITION AND RETENTION PLAN FOR
THE STATEWIDE DIVISION OF HUDSON UNITED BANK



     The Board of Directors has approved for submission to the Corporation's shareholders the HUBCO, Inc. Recognition and Retention Plan for the Statewide Division of Hudson United Bank (the "RRP") set forth as Exhibit B to this Proxy Statement. The objective of the RRP is to retain the services, dedication and loyalty of certain former employees and directors of Statewide Savings who may become employees of the Corporation or the Bank or directors or advisory board members of the Bank.

     The RRP is being presented to the shareholders of the Corporation for their approval in order to (i) obtain favorable treatment under Section 16(b) of the Act; and (ii) ensure continued listing of the Corporation's Common Stock on the NASDAQ National Market System. Failure to obtain shareholder approval will not affect the validity of the RRP and the right to receive grants under the RRP. Failure to obtain shareholder approval may, however, prevent grantees under the RRP from receiving favorable treatment under Section 16(b) of the Act and may result in the delisting of the Corporation's Common Stock from the NASDAQ National Market System.

Administration

     The RRP will be administered by a committee designated by the Board of Directors (the "RRP Committee") from among disinterested members of the Board of Directors of the Bank (the "Bank Board"). The RRP Committee has the authority to determine which of the RRP Employees (hereinafter defined) will be granted a Plan Share Award and the number of shares covered by each award.


Contributions / Plan Share Reserve

     The Bank will contribute to a trust to be established pursuant to the RRP (the "Trust") an amount sufficient to purchase up to 111,806 shares of Common Stock. Upon the Merger Conversion, the RRP provides that the trustee for the Trust (the "Trustee") is to invest all of the Trust's assets exclusively in Common Stock except as provided in the RRP; provided, however, that the Trust shall not invest in more than five percent of the shares of Common Stock issued by the Corporation in the Merger Conversion. Such shares of Common Stock purchased by the Trust will constitute the "Plan Share
Reserve".   Currently, it is anticipated that 1,944,444 shares of
Common Stock will be issued by the Corporation in the Merger Conversion. Thus, it is anticipated that 97,222 will be available for grant under the RRP. Upon the allocation of Plan Share Awards under the RRP, or the decision of the RRP Committee to return shares of Common Stock held in the Plan Share Reserve ("Plan Shares") to the Bank, the Plan Share Reserve will be reduced by such number of shares allocated or returned. Any shares allocated but not earned because of a forfeiture by the recipient as provided in the RRP will be added to the Plan Share Reserve. The RRP Committee may, with the approval of the Bank Board, or if so directed by the Bank Board, return all Common Stock in the Plan Share Reserve to the Corporation at any time.


Eligibility

     The following persons are eligible to participate in the RRP:

     1. An " RRP Employee" which means any person who was employed by Statewide Savings immediately prior to the effective date of the Merger Conversion (the "Effective Date") and who after the Effective Date is employed by the Statewide Division or an affiliate of the Bank. The term "RRP Employee" includes employees who are officers, but does not include any Advisory Board Members or Directors (as such terms are hereinafter defined).

     2.  A "Director".

     3.  An "Advisory Board Member".

     There are nine directors of Statewide Savings who are expected to participate in the RRP. It is anticipated that at least three officers of Statewide Savings will also participate in the RRP.

Allocations

     The RRP provides that each Advisory Board Member and Director will be granted a Plan Share Award of a fixed number of shares (the "Fixed Award"). These persons are the current Directors of Statewide. Certain RRP Employees, as determined by the RRP
Committee, will be granted Plan Share Awards and the number of shares of Common Stock covered by each Plan Share Award.

     The Corporation anticipates that of the 97,222 shares of Common Stock to be granted under the RRP, 9,722, or 10%, will be granted to each of the 9 directors of Statewide Savings, and that the remaining 9,722 shares, or 10% will be granted to other senior management of Statewide Savings. Under the RRP, no awards may be made to the Corporation's current directors, officers and employees.

     Pursuant to recent Congressional hearings and the FDIC's interim rule with respect to mutual-to-stock conversions, it is expected that the FDIC will be reviewing the grant of restricted stock to officers and directors of Statewide Savings in connection with the conversion. The FDIC has stated that it will pay particular attention to the compensation packages offered to directors and management. Although the Board of Directors believes that the awards anticipated under the RRP are fair and in the best interest of the Corporation, such awards may be modified following the review by the FDIC.

Vesting

     Unless specifically stated to the contrary at the time a Plan Share Award is granted, the Recipient will receive 33-1/3% per year of the aggregate number of shares covered by his or her Plan Share Award. The first 33-1/3% will be earned immediately upon the effective date of the grant of the Plan Share Award. Subsequent portions will be earned at the end of each full twelve months of consecutive employment with or service to the Bank or its affiliate.

     If employment or service of a Recipient is terminated prior to the second anniversary of the date of grant of a Plan Share Award for reasons other than death, disability or retirement, the Recipient forfeits his or her right to earn any Plan Shares which have not vested prior to such date.

     If employment or service of a Recipient is terminated due to death, disability or retirement, all Plan Shares subject to his or her Plan Share Award is vested as of his or her last day of employment with or service to the Bank or its affiliate. If, however, the Recipient's Service terminates due to normal retirement within one year of the date of the Merger Conversion, he or she may not dispose of the vested shares for a one year period following the Merger Conversion.

     In the case of an RRP Employee, Advisory Board Member or Director who is discharged from the Bank or an affiliate for cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for cause, the RRP Committee may immediately revoke, rescind and terminate a Plan Share Award, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet vested.

Distribution of Plan Shares

     The RRP provides that Plan Shares will be distributed to the Recipient as soon as practicable after they are vested. All Plan Shares, together with shares representing stock dividends, will be distributed in the form of Common Stock. One share of Common Stock will be given for each Plan Share vested and payable. Any fractional shares, cash dividends and earnings thereon, if any, will be made in cash.

Voting of Plan Shares

     After a Plan Share Award is granted, the Recipient is entitled to direct the Trustee as to the voting of the Plan Shares which are covered by his or her Plan Share Award and which have not vested and been distributed to him or her, subject to rules and procedures adopted by the RRP Committee for this purpose. All shares of Common Stock held by the Trust as to which recipients are not entitled to direct, or have not directed, the voting will be voted by the Trustee in the same proportion as the Plan Shares which have been awarded and voted.

Non-Transferability

     Plan Share Awards granted pursuant to the RRP may not be transferred, assigned, pledged or hypothecated by the Recipient.

The Trust

     The Trustee will hold, administer, and make distributions from the Trust in accordance with the provisions of the RRP and Trust and the applicable rules and procedures established by the RRP Committee pursuant to the RRP. The Trustee will have complete authority and discretion with respect to the management, control and investment of the Trust.

     Records and Accounts

     The Trustee will maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the RRP Committee.


     Earnings and Expenses

     All earnings, gains and losses with respect to Trust assets will be allocated to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. All costs and expenses incurred in the operation and administration of RRP, including those incurred by the Trustee, will be paid by the Bank.

     Indemnification

     The Bank will indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising in connection with the Trustee's powers and its duties under the RRP, unless the same is due to its gross negligence or willful misconduct.

Amendment and Termination

     The Bank Board may at any time amend or terminate the RRP and Trust. The Bank Board may also return to the Bank all or any part of the shares of Common Stock held in the Plan Share Reserve. However, such termination of the Trust may not affect a Recipient's right to receive shares of Common Stock covered in any Plan Share Award previously granted and to the distribution of Common Stock relating to such right.

     The RRP provides that the RRP shall remain in effect until the earlier of (1) 5 years from the Effective Date, (2) termination by the Bank Board, or (3) the distribution of all assets of the Trust.

Federal Income Tax Consequences Under the RRP

     The following is a brief summary of the Federal income tax consequences of transactions under the RRP based on Federal income tax laws in effect on February 1, 1994. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     As a general rule, a transfer of property to any person in connection with the performance of services is compensation taxable to the recipient for federal income tax purposes at ordinary income rates. The taxable compensation is realized by the person at the time the property is first transferable by the recipient or is no longer subject to a substantial risk of forfeiture. The amount of the recipient's taxable income is equal to the fair market value of the property received in excess of the amount (if any) paid for the property, determined at the time the receipt of the property becomes taxable to the recipient. Property is deemed to be subject to a substantial risk of forfeiture if a person's rights to full enjoyment of the property are conditioned on the future performance of substantial services by any person.

     Pursuant to the foregoing rules, the granting of a Plan Share Award to a Recipient is not taxable to the Recipient, except to the extent, and until, the shares comprising the award are vested. At the time the shares are vested, the Recipient realizes compensation taxable as ordinary income equal to the fair market value of the vested stock, determined as of the date it vests. The stock which has vested has an adjusted basis in the hands of the Recipient equal to its fair market value taken into account in determining the Recipient's compensation income and a holding period which commences on the date the stock vests. At the time the stock is subsequently sold or otherwise disposed of by the Recipient, the Recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. At the time the compensation income is realized by the Recipient, the Corporation is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Corporation.

     Under current law, ordinary income and short-term capital gains are taxable at a maximum rate of 39.6% for federal income tax purposes. Long-term capital gains, to the extent they exceed capital losses in any year, are taxable at a maximum rate of 28%. Capital losses recognized in any year may be used without limitation to offset capital gains recognized in such year and also may be applied against ordinary income to the extent of $3,000 ($1,500 for married taxpayers filing separately) in any year.


Recommendation and Vote Required for Adoption of Proposal 3

     The affirmative vote of a majority of the Corporation's common stock voted at the Annual Meeting, whether in person or by proxy, is required to adopt the RRP. THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                 INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen & Co. ("Arthur Andersen") has served as the Corporation's independent auditors since March 1991. Arthur Andersen has been appointed to audit the books and records of the Corporation for 1993. Selection of the Corporation's independent public accountants for the 1994 fiscal year will be made by the Board subsequent to the Annual Meeting.

     Arthur Andersen has advised the Corporation that one or more of its representatives will be present at the Annual Meeting of Shareholders to make a statement, if desired, and to respond to appropriate questions.

                      SHAREHOLDER PROPOSALS

     Proposals of shareholders to be included in the Corporation's 1995 proxy material must be received by the Secretary of the Corporation no later than November 1, 1994.

                          OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

     Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it to the Corporation in the enclosed envelope.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         James E. Schierloh, Chairman of the Board
                         Kenneth T. Neilson, President and CEO


Union City, New Jersey
March 1, 1994


A copy of the Corporation's annual report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission will be furnished to any shareholder upon written request addressed to D. Lynn Van Borkulo-Nuzzo, Vice President and Secretary, HUBCO, Inc., 3100 Bergenline Avenue, Union City, New Jersey 07087.

                                             EXHIBIT A TO THE
                                             PROXY STATEMENT

HUBCO, INC.
1993 STOCK OPTION PROGRAM
FOR STATEWIDE DIVISION


     1. Purpose. The purpose of this Program is to advance the interests of the Company and its shareholders by providing the key Employees, Directors and Advisory Board Members of the Company or the Bank who were previously associated with Statewide Savings Bank, S.L.A. and upon whose judgment, initiative and effort the integration of Statewide Savings Bank, S.L.A. into the Bank largely depends, with an additional incentive to faithfully and diligently perform their assigned responsibilities as well as to attract and retain superior new personnel for positions of substantial responsibility with the Statewide Division.

     2. Definitions. The following words and phrases when used in this Program with an initial capital letter, unless the context indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural. The Program shall be administered, construed, governed and amended in accordance with the following terms as herein defined.

          2.1  "Advisory Board" means the Advisory Board of
Directors of the Statewide Division.

          2.2 "Advisory Board Member" means a person who was a member of the Board of Directors of Statewide Savings Bank, S.L.A. immediately prior to the Effective Date, as defined herein, who becomes a member of the Advisory Board of the Statewide Division of Hudson United Bank as of the Effective Date. The term "Advisory Board Member" does not include persons who are also members of the Board of Directors of the Company or the Bank or an Employee.

          2.3 "Affiliate" means: (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

          2.4  "Bank" means Hudson United Bank.

          2.5 "Bank Board" means the Board of Directors of the Bank.
          2.6 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any or if none, his estate.

          2.7  "Board" means the Board of Directors of the Company.

          2.8 "Change in Control of the Company" means the occurrence of any of the following events: (i) as a result of a tender offer, merger, consolidation, sale of assets, plan of acquisition, plan of exchange, business combination or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company immediately before the Transaction cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company; or
(ii) if the Company is merged or consolidated with or into another corporation, or the Company, its outstanding shares, or its assets is acquired, directly or indirectly, by another corporation, partnership, person or entity, and as a result of such merger, consolidation or acquisition, less than 60% of the outstanding voting securities of the surviving or resulting corporation or the acquiring corporation (partnership, person or entity) shall be owned in the aggregate by the former shareholders of the Company.

          2.9 "Code" means the Internal Revenue Code of 1986, as amended.

          2.10 "Committee" means the Program Committee of the Board which shall consist solely of non-employee directors, all of whom are "disinterested directors" as that term is defined under Rule 16b-3 under the Exchange Act, promulgated by the Securities and Exchange Commission.

          2.11 "Common Stock" means shares of the common stock, no par value, of the Company.

          2.12 "Company" shall mean HUBCO, Inc.

          2.13 "Compensatory Plan" means the HUBCO, Inc.
Compensatory Stock Option Plan.

          2.14 "Director" means a person who was a member of the Board of Directors of Statewide Savings Bank, S.L.A. immediately prior to the Effective Date, as defined herein, who becomes a member of the Bank Board as of the Effective Date. The term "Director" does not include persons who are also Advisory Board Members, members of the Board of Directors of the Company or an Employee.

          2.15 "Disability" means the permanent and total disability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

          2.16 "Effective Date" means the effective date of the Merger Conversion.

          2.17 "Employee" means (i) any person who, at the Effective Date, becomes an employee of the Bank and prior to the Effective Date was an employee of Statewide Savings Bank, S.L.A. and (ii) any person who becomes an employee of the Statewide Division after the Effective Date, but was not employed by the Company or the Bank prior to the Effective Date. Employee shall include Employees who are officers, but such term shall not include any Advisory Board Members or Directors.

          2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.19 "Incentive Plan" means the HUBCO, Inc. Incentive
Stock Option Plan, which is Plan I of this Program.

          2.20 "Merger Conversion" means the conversion of Statewide Savings Bank, S.L.A. from the mutual to the stock form of organization and the acquisition of Statewide Savings Bank, S.L.A. by the Company through merger with and into the Bank.

          2.21 "Optionee" means an Employee, Advisory Board Member or Director to whom an option has been granted under the Program.

          2.22 "Program" means the HUBCO, Inc. 1993 Stock Option
Program for Statewide Division.

          2.23 "Statewide Division" shall mean the Statewide
Division of Hudson United Bank.

          2.24 "Retirement" with respect to an Employee means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank or an Affiliate or the attainment of age 65. "Retirement" with respect to an Advisory Board Member means the termination of service after ten (10) years of service on the board of directors of Statewide Savings Bank, S.L.A. and/or the Advisory Board and having been elected to such directorship(s) for at least four (4) terms. "Retirement" with respect to a Director means the termination of service after ten
(10) years of service on the board of directors of Statewide Savings Bank, S.L.A. and/or the Board and having been elected to such directorship(s) for at least four (4) terms.

          2.25 "Termination for Cause" means termination because of a material loss to the Company, Bank or an Affiliate caused by the Optionee's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or the willful violation of any law, rule or regulation or final cease-and-desist order.

     3. Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is comprised of two parts. The first part is the Incentive Plan. The second part is the Compensatory Plan. Copies of the Incentive Plan and Compensatory Plan are attached hereto as Part I and Part II respectively and are collectively referred to herein as the "Plans". The Incentive Plan provides for stock options which are intended to be incentive stock options, qualified under Section 422 of the Internal Revenue Code of 1986, as amended. The Compensatory Plan provides for stock options which are not so qualified. The grant of an option under one of the Plans shall not be construed to prohibit the grant of an option under any of the other Plans.

     4. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to all of the provisions of the Program set forth below.

     5. Administration. The Program shall be administered by the Committee. No member of the Committee shall be eligible for grants hereunder. Any action of the Committee shall be taken by majority vote or the unanimous written consent of the members of the Committee. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Program or to any option granted thereunder. If a member of the Committee or the Board is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Program, the Company shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     6. Authority of the Committee. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Committee shall have sole authority in its absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the Employees to whom options shall be granted under the Program; (e) to determine the time or times at which options shall be granted under the Program; (f) to determine the number of shares subject to any option under the Program and the option price, and the duration of each option, and any other terms and conditions of options; (g) to terminate the Program; and (h) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

     7. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of the Company's Common Stock available pursuant to the Plans, subject to adjustment as provided in Section 10 hereof, shall be equal to the number of shares that represent ten percent (10%) of the total number of shares of the Common Stock issued in the Merger Conversion. If any of the options granted under this Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the Program.

     8. Eligibility and Participation. Only Employees of the Statewide Division, whether or not officers or directors of the Bank or of an Affiliate, shall be eligible for selection by the Committee to participate in Plan I of the Program. Employees and officers of the Statewide Division, as well as any Directors or Advisory Board Members of the Bank, shall be eligible to participate in Plan II of the Program.

     9. Effective Date and Term of Program. This Program is effective as of the Effective Date of the Merger Conversion. Following the Merger Conversion, the Program shall be presented to shareholders of the Company for ratification for purposes of: (a) obtaining favorable treatment under Section 16(b) of the Exchange Act; (b) obtaining preferential tax treatment for options granted under the Incentive Plan, and (c) maintaining listing on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System; provided, however, that the failure to obtain shareholder ratification will not affect the validity of the Plan and the Plan Share Awards thereunder.

     The Program shall continue in effect for a term of five (5) years after this Program is adopted by the Board unless sooner terminated under Section 6 hereof.

     10. Adjustments for Capital Changes. If the shares of Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. In making any adjustment pursuant to this Section 10, fractional shares may be disregarded.

     11. Termination and Amendment of Program. The Program shall terminate no later than five (5) years from the date the Program is adopted by the Board. No options shall be granted under the Program after that date. Subject to the limitations contained in
Section 12, the Committee may at any time amend or revise the terms of the Program, including the form and substance of the option agreements to be used hereunder; provided, however, that no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options granted under this Program, except as required under
Section 6; (b) change the minimum purchase price for shares under
Section 4 of Plans I and II; (c) increase the maximum term established under the Plans for any option; or (d) permit the granting of an option to anyone other than as provided in Section 8.

     12. Prior Rights and Obligations. No amendment, suspension or termination of the Program shall, without the consent of the Optionee who has received an option, alter or impair any of that Optionee's rights or obligations under any option granted under the Program prior to such amendment, suspension or termination.

     13. Privileges of Stock Ownership. Notwithstanding the exercise of any options granted pursuant to the terms of this Program, no Optionee shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

     14. Reservation of Shares of Common Stock. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

     15. Tax Withholding. The exercise of any option granted under the Program is subject to the condition that, if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto; then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

     16. Employment Rights. Nothing in the Program or in any option shall confer upon any Employee, Advisory Board Member or Director any right to continued employment by or service to the Bank or an Affiliate or limit in any way the right of the Bank or an Affiliate at any time to terminate or alter the terms of that employment or service.

PLAN I
HUBCO, INC.
INCENTIVE STOCK OPTION PLAN


     Section 1. Purpose. The purpose of this Incentive Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Statewide Division and to provide key Employees of the Statewide Division with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of
Section 422 of the Code. This Incentive Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to all of the terms and conditions of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Committee shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Committee, but in no event shall any option granted under the Incentive Plan expire later than ten (10) years from the date on which the option is granted, except that any Employee who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company must exercise any options within five (5) years from the date of grant. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

     Section 4. Purchase Price. The purchase price for shares acquired under any option hereunder shall not be less than the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company the purchase price shall not be less than one hundred and ten percent (110%) of fair market value. Fair market value shall be determined by the Committee on the basis of such factors as it deems appropriate, provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and further provided, that if at the time the determination of fair market value is made, those shares are admitted to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted. For purposes of this Section 4, the term "national securities exchange" shall include the National Association Securities Dealers Automated Quotation System and the over-the-counter market.

     Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in Code Section 422(b), are exercisable for the first time by any employee during any calendar year (under the terms of this Program and all such programs of the Company, Bank or an Affiliate) shall not exceed $100,000.

     Section 6. Exercise of Options. Each option shall be exercisable in one or more installments during its term, and the right to exercise shall be cumulative as determined by the Committee. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by check payable to the order of the Company or by shares of Common Stock, if permitted by the Committee, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option, provided that the form(s) of payment allowed the employee shall be established when the option is granted. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Committee in accordance with Section 4 of this Incentive Plan.

     Section 7. Acceleration of Right of Exercise. Notwithstanding the first sentence of Section 6 of this Incentive Plan or the terms of any grant agreement, in the event of a Change in Control of the Company, any option granted pursuant to the terms of the Incentive Plan shall become immediately exercisable with respect to the full number of shares subject to that option.

     Section 8. Written Notice Required. Any option granted pursuant to the terms of the Incentive Plan shall be exercised by written notice of that exercise given to the Company at its principal office by the Optionee accompanied by full payment for the shares with respect to which the option is exercised.

     Section 9. Compliance With Securities Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Incentive Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 9.

     Section 10. Employment Rights of Optionee. Nothing in the Plan or in any option shall confer upon any Optionee any right to continued employment or service by the Bank or an Affiliate, or limit in any way the right of the Bank or an Affiliate at any time to terminate or alter the terms of that employment or service.

     Section 11. Option Rights Upon Termination of Employment. Upon the termination of an Optionee's employment or service for any reason other than death or Disability, his or her options shall be exercisable only as to those shares which were immediately purchasable by the Optionee at the date of termination of employment or service and only for a period of three (3) months following termination, unless either the option or the Incentive Plan otherwise provides for earlier termination of the option. In the event of Termination for Cause all rights under the Optionee's options shall expire upon termination of employment or service.

     Section 12. Option Rights Upon Death or Disability. In the event of death or Disability of any Optionee, all options held by such Optionee, whether or not exercisable at such time, shall be exercisable by the Optionee or the Optionee's legal representatives or beneficiaries for one (1) year following the date of the Optionee's death or cessation of employment or service due to Disability, unless either the option or the Incentive Plan otherwise provides for earlier termination of the option.

     Section 13. Options Not Transferable. Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     Section 14.    Adjustments to Number and Purchase Price of
Optioned Shares. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by
Section 10 of the Program.

PLAN II
HUBCO, INC.
COMPENSATORY STOCK OPTION PLAN


     Section 1. Purpose. The purpose of this Compensatory Plan is to permit the Company to grant options to purchase shares of its Common Stock to selected key Employees of the Statewide Division and, to the limited extent provided herein, to certain Advisory Board Members and Directors of the Bank. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Bank and to provide key Employees, Advisory Board Members and Directors with an additional incentive to contribute to the success of the Company. Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Compensatory Plan is Part II of the Program. Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to all the terms and conditions of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under this Compensatory Plan may differ from one another as the Committee shall, in its discretion, determine, as long as all options granted under the Compensatory Plan satisfy the requirements of the Compensatory Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Committee, but in no event shall any option granted under the Compensatory Plan expire later than ten (10) years and one (1) month from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Compensatory Plan.

     Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option granted under this Compensatory Plan shall be set forth in the grant agreement, provided that all options granted hereunder at the time of the Merger Conversion shall be at the same price per share which eligible depositors of Statewide Savings Bank, S.L.A. may subscribe for shares in the Merger Conversion. Each option granted after the Merger Conversion shall be for a price not less than 80% of the fair market value of the shares at the time of the grant of the option, as determined by the Committee at the time of grant on the basis of such factors as they deem appropriate.

     Section 5. Exercise of Options. Each option may be exercisable in one or more installments during its term as determined by the Committee, except that any option granted at the time of the Merger Conversion shall be fully exercisable immediately and not in installments. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by check payable to the order of the Company or by shares of Common Stock, if permitted by the Committee, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option, provided that the form(s) of payment allowed the employee shall be established when the option is granted. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Committee.

     Section 6.     Acceleration of Right of Exercise of
Installments. Notwithstanding the first sentence of Section 5 of this Compensatory Plan, in the event of a Change in Control of the Company any option granted pursuant to the terms of the Compensatory Plan shall become immediately exercisable.

     Section 7. Written Notice Required. Any option granted pursuant to the terms of the Compensatory Plan shall be exercised by written notice of the exercise given to the Company at its principal office by the Optionee accompanied by full payment for the shares with respect to which the option is exercised.

     Section 8. Compliance With Securities Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Compensatory Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 8.

     Section 9. Employment Rights of Optionee. Nothing in the Plan or in any option shall confer upon any Optionee any right to continued employment or service by the Bank or an Affiliate, or limit in any way the right of the Bank or an Affiliate at any time to terminate or alter the terms of that employment or service.

     Section 10. Option Rights Upon Termination of Employment. Upon the termination of an Optionee's employment or service for any reason other than death or Disability, his or her options shall be exercisable only as to those shares which were immediately purchasable by the Optionee at the date of termination of employment or service and only for a period of one year following termination, unless the grant agreement otherwise provides for earlier termination of the option. In the event of Termination for Cause all rights under the Optionee's options shall expire upon termination of employment or service.

     Section 11. Option Rights Upon Death or Disability. In the event of death or Disability of any Optionee, all options held by such Optionee, whether or not exercisable at such time, shall be exercisable by the Optionee or the Optionee's legal representatives or beneficiaries for one (1) year following the date of the Optionee's death or cessation of employment or service due to Disability, unless the grant agreement otherwise provides for earlier termination of the option.

     Section 12. Options Not Transferable. Options granted pursuant to the terms of the Compensatory Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     Section 13.    Adjustments to Number and Purchase Price of
Optioned Shares. All options granted pursuant to the terms of this Compensatory Plan shall be adjusted in the manner prescribed by
Section 10 of the Program.

                                                  EXHIBIT B TO THE
                                                  PROXY STATEMENT

HUBCO, INC.
RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT
FOR THE
STATEWIDE DIVISION OF
HUDSON UNITED BANK

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST


     1.01 The Company hereby establishes the Recognition and Retention Plan (the "Plan") and Trust (the "Trust") for the Statewide Division of Hudson United Bank upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to retain the services, dedication and loyalty of employees, officers, Advisory Board Members of the Statewide Division and Directors, as defined herein, by providing such persons with a proprietary interest in the Company as compensation for their contributions to the Bank and its Affiliates and as an incentive to make such contributions and to promote the Bank's growth and profitability in the future.


ARTICLE III
DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Advisory Board" means the Advisory Board of Directors of the Statewide Division.

     3.02 "Advisory Board Member" means a person who was a member of the Board of Directors of Statewide Savings Bank, S.L.A. immediately prior to the Effective Date, as defined herein, who becomes a member of the Advisory Board of the Statewide Division of Hudson United Bank as of the Effective Date. The term "Advisory Board Member" does not include persons who are also members of the Board of Directors of the Company or the Bank or an Employee.

     3.03 "Affiliate" means the Company and those subsidiaries of the Bank or Company which, with the consent of the Board, agree to participate in this Plan.

     3.04 "Bank" means Hudson United Bank.

     3.05 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any or if none, his estate.

     3.06 "Board" means the Board of Directors of the Bank.

     3.07 "Committee" means the Plan Committee of the Board which shall consist solely of non-employee directors, all of whom are "disinterested directors" as that term is defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission.

     3.08 "Common Stock" means shares of the common stock, no par value, of the Company.

     3.09 "Company" shall mean HUBCO, Inc.

     3.10 "Director" means a person who was a member of the Board of Directors of Statewide Savings Bank, S.L.A. immediately prior to the Effective Date, as defined herein, who becomes a member of the Board as of the Effective Date. The term "Director" does not include persons who are also Advisory Board Members, members of the Board of Directors of the Company or an Employee.

     3.11 "Disability" means the permanent and total disability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     3.12 "Employee" means any person who was employed by Statewide Savings Bank, S.L.A. immediately prior to the Effective Date and who after the Effective Date is employed by the Statewide Division or an Affiliate, including officers, but such term shall not include any Advisory Board Members or Directors.

     3.13 "Merger Conversion" means the conversion of Statewide
Savings Bank, S.L.A. from the mutual to the stock form of organization and the acquisition of Statewide Savings Bank, S.L.A. by the Company through merger with and into the Bank.

     3.14 "Statewide Division" shall mean the Statewide Division of Hudson United Bank.

     3.15 "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

     3.16 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.17 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

     3.18 "Recipient" means an Employee, Advisory Board Member or
Director who receives a Plan Share Award under the Plan.

     3.19 "Retirement" with respect to an Employee means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank or by reaching age 65. "Retirement" with respect to an Advisory Board Member means the termination of service after ten (10) years of service on the board of directors of Statewide Savings Bank, S.L.A. and/or the Advisory Board. "Retirement" with respect to a Director means the termination of service after ten (10) years of service on the board of directors of Statewide Savings Bank, S.L.A. and/or the Board.

     3.20 "Trustee" means that person or persons and entity or entities nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to any of the Plan assets for the purposes set forth herein.


ARTICLE IV
ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. With respect to Plan Share Awards granted to Advisory Board Members and Directors, the Plan shall be administered by the Committee in accordance with its terms. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entities to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other Sections of the Plan.

     4.03 Limitation on Liability. No member of the Board or the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                            ARTICLE V
                CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Bank shall contribute to the Trust an amount sufficient to purchase five (5) percent of the amount of shares of Common Stock issued by the Company in connection with the Merger Conversion. No contributions by Employees, Advisory Board Members or Directors shall be permitted.

     5.02 Initial Investment. Any amounts held by the Trust prior to the Merger Conversion shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

     5.03 Investment of Trust Assets Upon the Conversion; Creation of Plan Share Reserve. Upon the Merger Conversion, the Trustee shall invest all of the Trust's assets exclusively in Common Stock except as otherwise provided below; provided, however, that the Trust shall not invest in more than five percent of the shares of Common Stock issued by the Company in the Merger Conversion, which shall constitute the "Plan Share Reserve." Any earnings received with respect to Common Stock held in the Reserve shall be held in an interest-bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under
Section 6.02, or the decision of the Committee to return Plan Shares to the Bank, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility.  Employees of the Bank and its Affiliates,
Advisory Board Members and Directors are eligible to receive Plan
Share Awards.

     6.02 Allocations.

          (a) Each Advisory Board Member and Director serving in such capacity as of the date of the Merger Conversion shall be granted a Plan Share Award of a number of Shares to be determined by the Company's Board of Directors (the "Fixed Award"). The Committee may determine which of the Employees referenced in
Section 6.01 above will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that the number of Shares covered by such Awards may not exceed the number of Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Charter, Bylaws or Plan of Merger Conversion of Statewide Savings Bank, S.L.A. or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, such shares shall remain in the Plan Share Reserve until used to satisfy subsequent Awards or until the termination of the Plan. At that time, any such shares shall be returned to the Bank.

     6.03 Form of Allocation. The Recipients shall be notified in writing of the grant of a Plan Share Award. Such notice shall include the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board, nor shall the salaried Employees as a group have such a right. No Advisory Board Member or Director shall have any right or entitlement to receive a Plan Share Award hereunder, except as provided in Section 6.02 hereof. The Committee may, with the approval of the Board, or if so directed by the Board, may return all Common Stock in the Plan Share Reserve to the Company at any time.


ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 Earning Plan Shares, Forfeitures

          (a) General Rules. Unless the Committee shall specifically state to the contrary with respect to grants to Employees, at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned by an Employee Recipient and by an Advisory Board Member or Director at the rate of thirty-three and one-third percent (33-l/3%) per year of the aggregate number of Shares covered by the Award. The first portion of Shares to vest for a Recipient shall vest immediately upon the effective date of the grant of the Award and thereafter subsequent portions shall vest at the end of each full twelve months of consecutive employment with the Bank or an Affiliate or service in the case of an Advisory Board Member or Director. If the employment (or service as an Advisory Board Member or Director) of a Recipient is terminated prior to the second anniversary of the date of grant of an Award for any reason (except as specifically provided in Subsections (b) and (c) below), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned, except as the Board or Committee shall otherwise agree.

     In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the last anniversary in which the Plan Share Award vests.

          (b) Exception for Terminations Due to Death, Disability and Retirement. Notwithstanding the general rule contained in
Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Bank or an Affiliate (or service as an Advisory Board Member or Director) terminates due to death, Disability or Retirement, shall be deemed earned as of the Recipient's last day of employment with the Bank or an Affiliate (or service as an Advisory Board Member or Director). Provided, however, that if the Recipient's service terminates due to normal retirement within one year of the date of the Merger Conversion, the shares earned by the Recipient may not be disposed of by the Recipient for the one-year period following the Merger Conversion.

          (c) Exception for Terminations After a Change in Control. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or service on the Advisory Board or Board terminates following a Change in Control of the Company, shall be deemed earned as of the Recipient's last day of employment with the Bank or an Affiliate (or service as an Advisory Board Member or Director). For purposes of this Plan, a "Change in Control" of the Company shall mean the occurrence of any of the following events: (i) as a result of a tender offer, merger, consolidation, sale of assets, plan of acquisition, plan of exchange, business combination or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company immediately before the Transaction respectively cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company; or
(ii) if the Company is merged or consolidated with or into another corporation, or the Company, its outstanding shares, or its assets is acquired, directly or indirectly, by another corporation, partnership, person or entity, and as a result of such merger, consolidation or acquisition, less than 60% of the outstanding voting securities of the surviving or resulting corporation or the acquiring corporation (partnership, person or entity) shall be owned in the aggregate by the former shareholders of the Company.

          (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee, Advisory Board Member or Director who is discharged from the Bank or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Bank or a final cease and desist order against the Bank.

     7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends so paid out.

     7.03 Distribution of Plan Shares.

          (a) Timing of Distributions; General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

          (b) Form of Distributions. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Any fractional shares may be paid out in cash at the fair market value at the time of distribution. Payments representing accumulated cash dividends (and earnings thereon, if any) shall be made in cash.

          (c) Withholding. The Trustee shall withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee shall require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     7.04 Voting of Plan Shares. After a Plan Share Award has been granted, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been awarded and voted.

ARTICLE VIII
TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for the Trustee or other fiduciaries. The investment authorized herein constitutes the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Company or an Affiliate or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or Treasury shares.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

          (e) To employ brokers, agents, custodians, consultants and accountants.

          (f) To hire counsel upon approval of the Bank to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

          (g) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Bank.

     8.06 Indemnification. The Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

                           ARTICLE IX
                          MISCELLANEOUS

     9.01 Adjustments for Capital Changes. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the Committee, if necessary, shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Award relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.


     9.02 Amendment and Termination Plan. The Board may, by resolution, at any time amend or terminate the Plan and Trust. The power to amend or terminate shall include the power to direct the Trustee to return to the Bank all or any part of the shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Recipient's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or Board.

     9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03.

     9.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ or Advisory Board Member or Director to continue in the service of the Bank or an Affiliate thereof, or the Company.

     9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to him.

     9.06 Governing Law. The Plan and Trust shall be governed by the laws of the State of New Jersey.

     9.07 Effective Date. This Plan is effective as of the effective date of the Merger Conversion. The Plan shall be presented to shareholders of the Company for ratification for purposes of (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act of 1934; and (ii) maintaining listing on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System; provided, however, that the failure to obtain shareholder ratification will not affect the validity of the Plan and the Plan Share Awards thereunder.

     9.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) 5 years from the Effective Date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

HUBCO, INC.

PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS

Tuesday, March 22, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

HUBCO, INC.


     The undersigned hereby appoints HARRY J. LEBER, Sr. GRACE FRANCES STRAUBER and EDWIN WACHTEL and each of them, as Proxy, each with full power of substitution, to vote all of the stock of HUBCO, Inc. standing in the undersigned's name at the Annual Meeting of Shareholders of HUBCO, Inc., to be held at Schuetzen Park, 3167 Kennedy Boulevard, North Bergen, N.J. 07047 on Tuesday, March 22, 1994 at 11:00 a.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

     This proxy will be voted as specified herein. If no choice is specified, the proxy will be voted FOR the Board of Directors' nominees, FOR approval of the 1993 Stock Option Program for the Statewide Division and FOR approval of Recognition and Retention Plan for the Statewide Division of Hudson United Bank.

                   (continued on reverse side)

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


1.  Election of          FOR            WITHHELD
    Directors          [     ]          [     ]

     Nominees 3 Yr. Term: Robert J. Burke, Charles F.X. Poggi
     Nominee  1 Yr. Term: Kenneth T. Neilson

     For, except vote withheld from the following nominee(s). To withhold authority to vote for any nominee(s) write that name(s) on the line below:

2.   Approval of the 1993 Stock    FOR       AGAINST   ABSTAIN
     Option Program or the         [     ]   [     ]   [     ]
     Statewide Division.

3.   Approval of the Recognition
     and Retention Plan for the    [     ]   [     ]   [     ]
     Statewide Division.


SIGNATURE(S) ________________________________ DATE_______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.